UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Distribution Asset Purchase Agreement. On September 1, 2016, Coca-Cola Bottling Co. Consolidated (the “Company”) and Coca-Cola Refreshments USA, Inc. (“CCR”), a wholly-owned subsidiary of The Coca-Cola Company, entered into an asset purchase agreement (the “September 2016 Distribution APA”), regarding the Company’s acquisition of assets used primarily by CCR in the distribution, promotion, marketing and sale of beverage products owned and licensed by The Coca-Cola Company and of cross-licensed brands (as defined below) in territories located in central and southern Ohio, northern Kentucky, large portions of Indiana and parts of Illinois and West Virginia that are currently served by CCR (the “September 2016 Distribution APA Territories”). The four transactions contemplated by the September 2016 Distribution APA (the “September 2016 Distribution APA Territory Transactions”) include the second phase of the proposed franchise territory expansion described in the non-binding letter of intent entered into by the Company and The Coca-Cola Company on May 12, 2015 (the “May 2015 LOI”), as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2015 and filed as Exhibit 99.1 thereto, as well as a portion of the proposed franchise territory expansion described in the non-binding letter of intent entered into by the Company and The Coca-Cola Company on June 14, 2016 (the “June 2016 LOI”), as described in the Company’s Current Report on Form 8-K filed with the SEC on June 16, 2016 and filed as Exhibit 99.2 thereto (the “June 2016 Form 8-K”). A copy of the Company’s news release, dated September 1, 2016, announcing the signing of the September 2016 Distribution APA is filed as Exhibit 99.1 hereto.

Pursuant to the September 2016 Distribution APA, the Company will purchase from CCR in a series of four territory expansion transactions (i) certain rights relating to the distribution, promotion, marketing and sale of certain beverage brands not owned or licensed by The Coca-Cola Company (“cross-licensed brands”) but currently distributed by CCR in the September 2016 Distribution APA Territories and (ii) certain assets related to the distribution, promotion, marketing and sale of both The Coca-Cola Company beverage brands and cross-licensed brands currently distributed by CCR in the September 2016 Distribution APA Territories (the business currently conducted by CCR in the September 2016 Distribution APA Territories using such assets is referred to as the “Distribution Business”) and assume certain liabilities and obligations of CCR relating to the Distribution Business. Subject in each case to certain adjustments as set forth in the September 2016 Distribution APA, the aggregate purchase price for the transferred assets is approximately $149.8 million, provided that the base purchase price amount to be paid by the Company in cash after deducting the value of certain retained assets and retained liabilities is approximately $112.7 million. The Company anticipates that, subject to satisfaction of the applicable closing conditions, the first of the four anticipated closings under the September 2016 Distribution APA will occur in the fall of 2016.

The September 2016 Distribution APA includes customary representations, warranties, covenants and agreements, including, among other things, covenants of CCR regarding the conduct of the Distribution Business prior to the closing of the September 2016 Distribution APA Territory Transactions. The representations and warranties of the Company and CCR as applicable to each transaction will survive for 18 months following the applicable transaction closing date under the September 2016 Distribution APA, except that the representations and warranties of the Company and CCR relating to incorporation, authority, no conflicts, CCR’s title to the transferred assets and broker fees will not expire, the representations and warranties of CCR with respect to environmental matters will survive for five years following the applicable transaction closing date and the representations and warranties of CCR with respect to employee benefits matters and tax matters will survive for three years following the applicable transaction closing date. CCR is obligated to indemnify the Company, among other matters, with respect to inaccuracies or breaches of representations or warranties (subject to certain customary limitations), breaches of covenants and liabilities retained by CCR. The Company is obligated to indemnify CCR with respect to inaccuracies or breaches of representations or warranties, breaches of covenants, the ownership, operation or use of the transferred assets or the operations of the Distribution Business after the closing and certain liabilities assumed by the Company.

The September 2016 Distribution APA contains customary termination rights for both the Company and CCR, including (i) the right of each party to terminate if all transactions contemplated by the September 2016 Distribution APA have not closed by December 31, 2017 and (ii) the right of the Company to terminate (subject to certain conditions) if any matters disclosed by amendments or supplements to the disclosure schedules delivered by CCR would (absent such amendments or supplements) cause the applicable closing condition related to the bring-down of the representations and warranties by CCR in the September 2016 Distribution APA no longer to be met.

Consummation of the transactions contemplated by the September 2016 Distribution APA at each closing thereunder is subject to a number of conditions precedent and future events occurring, including, among others: (i) the absence of any law or governmental order precluding the consummation of the transactions contemplated by the September 2016 Distribution APA and the absence of any governmental proceeding seeking such an order, (ii) the receipt of any required governmental consents, (iii) the expiration or termination of any waiting period applicable to the consummation of the transactions contemplated by the September 2016 Distribution APA under the Hart-Scott-Rodino Act, if applicable to the transactions, (iv) the receipt and delivery by CCR of certain third party consents, (v) with respect to the initial closing only, agreement upon matters related to the financial methodology underlying certain financial information about the Distribution Business, (vi) agreement upon matters related to the age and condition of certain fleet assets and vending equipment to be transferred at the closing, (vii) with respect to the initial closing only, the simultaneous acquisition by the Company of the regional manufacturing facility located in Cincinnati, Ohio pursuant to the September 2016 Manufacturing APA (as described below), (viii) with respect to the second interim closing only, the simultaneous acquisition by the Company of the regional manufacturing facility located in Indianapolis, Indiana pursuant to the September 2016 Manufacturing APA, (ix) the execution of an Initial CBA with respect to the Distribution Business or, with respect to the final closing, the Final CBA (each as described below), (x) no material adverse effect shall have occurred with respect to the applicable portion of the Distribution Business, (xi) the continued accuracy of the representations and warranties given by CCR and the Company (subject to certain qualifications), (xii) with respect to the final closing only, the execution of a Final RMA (as described below), and (xiii) the execution of certain agreements or other documents with respect to the Distribution Business regarding (A) employee matters, (B) with respect to the initial closing only, the supply of finished goods by CCR to the Company, (C) transition services to be provided by CCR to the Company (if necessary), and (D) the delivery by The Coca-Cola Company of confirmation of certain marketing funding support arrangements. There can be no assurances that these future events will occur or that these conditions will be satisfied, or if not satisfied, waived at each closing.

Pursuant to the September 2016 Distribution APA, the Company and CCR have also agreed to use their reasonable good faith efforts to (i) mutually agree upon one or more legally binding agreements with respect to the Company’s economic participation in the existing U.S. national food service and warehouse juice businesses of The Coca-Cola Company and its applicable affiliates, on commercially reasonable terms and conditions to be negotiated in good faith by the Company and CCR, and (ii) reach alignment on the key business principles of the Company’s economic participation in all future non-direct store delivery products or business models of The Coca-Cola Company and its applicable affiliates, including all future beverages, beverage components, and other beverage products distributed by means other than direct store delivery. However, the Company and CCR have agreed that neither the execution of agreements regarding any such economic participation nor reaching alignment on such key business principles is a condition to any closing under the September 2016 Distribution APA.

Comprehensive Beverage Agreements. It is a condition to each closing under the September 2016 Distribution APA that the Company and CCR enter into a comprehensive beverage agreement with respect to the portion of the September 2016 Distribution APA Territories that is the subject of such closing, pursuant to which CCR will grant the Company exclusive rights to distribute, promote, market and sell the Covered Beverages and Related Products distinguished by the Trademarks (as those terms are defined in the comprehensive beverage agreement) in such September 2016 Distribution APA Territories. Covered Beverages and Related Products include certain brands of The Coca-Cola Company but do not include cross-licensed brands.

The initial closing and any interim closings under the September 2016 Distribution APA are conditioned upon the execution of an initial comprehensive beverage agreement (the “Initial CBA”) which is in substantially the same form as the comprehensive beverage agreement currently in effect in the territories that the Company previously acquired from CCR, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2014 (as amended by the Amendment to Comprehensive Beverage Agreement filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2015). Each Initial CBA will have a term of ten years and be renewable by the Company indefinitely for successive additional terms of ten years each unless earlier terminated as provided therein. Under each Initial CBA, the Company will make a quarterly sub-bottling payment to CCR on a continuing basis for the grant of exclusive rights to distribute, promote, market and sell the Covered Beverages and Related Products in the applicable September 2016 Distribution APA Territories. The quarterly sub-bottling payment will be based on sales of certain beverages and beverage products that are sold under the same trademarks that identify a Covered Beverage, Related Product or certain cross-licensed brands. The grant of exclusive territory rights pursuant to each Initial CBA will not include the right to produce the Covered Beverages or the Related Products nor will any production facilities be transferred pursuant to the September 2016 Distribution APA.

The final closing under the September 2016 Distribution APA is conditioned upon the execution of a final comprehensive beverage agreement (the “Final CBA” and, together with the Initial CBAs, the “CBAs”), as described in the Company’s Current Report on Form 8-K filed with the SEC on September 28, 2015 (the “September 2015 Form 8-K”). The Final CBA is similar to the Initial CBA in many respects, but will include certain modifications and several new business, operational, governance and sale process provisions, including the need to obtain The Coca-Cola Company’s prior approval of a potential purchaser of the Company or its aggregate businesses directly and primarily related to the marketing, promotion, distribution and sale of certain beverages of The Coca-Cola Company. The Coca-Cola Company will also have the right to terminate the Final CBA in the event of an uncured default by the Company. Pursuant to a territory conversion agreement entered into with CCR and The Coca-Cola Company in September 2015 (as amended by the First Amendment to Territory Conversion Agreement filed as Exhibit 10.47 to the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2016, the “Territory Conversion Agreement”), each of the Company’s Initial CBAs with CCR and The Coca-Cola Company (including Initial CBAs entered into pursuant to the September 2016 Distribution APA) and each of the Company’s existing bottling agreements for The Coca-Cola Company beverage brands (subject to limited exceptions as described in the Territory Conversion Agreement) will also convert to a Final CBA at or before the final closing under the September 2016 Distribution APA, as described in the September 2015 Form 8-K. A form of the Final CBA was filed with the September 2015 Form 8-K as Exhibit 1.1 to the Territory Conversion Agreement.

The final closing under the September 2016 Distribution APA is also conditioned upon the execution of a final regional manufacturing agreement (the “Final RMA”), as described in the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2016 (the “May 2016 Form 8-K”). While the Final RMA has terms similar to the Initial RMA (as defined below) in many respects, under the Final RMA, the Company’s aggregate business directly and primarily related to the manufacture of Authorized Covered Beverages, permitted cross-licensed brands and other beverages and beverage products for The Coca-Cola Company will be subject to the same agreed upon sale process provisions included in the Final CBA, which include the need to obtain The Coca-Cola Company’s prior approval of a potential purchaser of such manufacturing business. The Coca-Cola Company will also have the right to terminate the Final RMA in the event of an uncured default by the Company. Pursuant to the terms of the Initial RMAs, each of the Company’s Initial RMAs with The Coca-Cola Company (including Initial RMAs entered into pursuant to the September 2016 Manufacturing APA) will also convert to a Final RMA concurrent with the conversion of the Company’s Initial CBAs and other bottling agreements to the Final CBA as described above. A form of the Final RMA was filed with the May 2016 Form 8-K as Schedule 9.4 to the Initial RMA.

Manufacturing Asset Purchase Agreement. Concurrent with their execution of the September 2016 Distribution APA, on September 1, 2016, the Company and CCR entered into a definitive purchase and sale agreement (the “September 2016 Manufacturing APA”), pursuant to which CCR will sell to the Company three regional manufacturing facilities located in Cincinnati, Ohio, Indianapolis, Indiana and Portland, Indiana (the “September 2016 Manufacturing APA Facilities”) and related manufacturing assets (collectively, the “September 2016 Manufacturing APA Assets”) in a series of transactions (the “September 2016 Manufacturing APA Transactions”) as the Company continues to expand its role as a regional producing bottler in The Coca-Cola Company’s national product supply system. The September 2016 Manufacturing APA Transactions are the second phase of the proposed manufacturing asset acquisitions described in the non-binding letter of intent entered into by the Company and The Coca-Cola Company on September 23, 2015 (the “September 2015 LOI”) and described in the September 2015 Form 8-K. A copy of the Company’s news release, dated September 1, 2016, announcing the signing of the September 2016 Manufacturing APA is filed as Exhibit 99.1 hereto.

Pursuant to the September 2016 Manufacturing APA, the Company will purchase from CCR in a series of transactions the September 2016 Manufacturing APA Assets that currently help serve the September 2016 Distribution APA Territories (the business currently conducted by CCR at the September 2016 Manufacturing APA Facilities is referred to as the “Manufacturing Business”). The Company will also assume certain liabilities and obligations of CCR relating to the Manufacturing Business. Subject in each case to certain adjustments as set forth in the September 2016 Manufacturing APA, the aggregate purchase price for the September 2016 Manufacturing APA Assets is approximately $108.0 million, provided that the base purchase price amount to be paid by the Company in cash after adjusting for the value of certain retained assets and retained liabilities is approximately $149.6 million. The Company anticipates that, subject to satisfaction of the applicable closing conditions, the first of two anticipated closings under the September 2016 Manufacturing APA will occur in the fall of 2016.

The September 2016 Manufacturing APA includes customary representations, warranties, covenants and agreements, including, among other things, covenants of CCR regarding the Manufacturing Business conducted at a September 2016 Manufacturing APA Facility prior to the closing of the applicable September 2016 Manufacturing APA Transaction. The representations and warranties of the Company and CCR as applicable to each transaction will survive for 18 months following the applicable transaction closing date under the September 2016 Manufacturing APA, except that the representations and warranties of the Company and CCR relating to incorporation, authority, no conflicts, CCR’s title to the transferred assets and broker fees will not expire, the representations and warranties of CCR with respect to environmental matters will survive for five years following the applicable transaction closing date and the representations and warranties of CCR with respect to employee benefits matters and tax matters will survive for three years following the applicable transaction closing date. CCR is obligated to indemnify the Company with respect to inaccuracies or breaches of representations or warranties (subject to certain customary limitations), breaches of covenants and liabilities retained by CCR. The Company is obligated to indemnify CCR with respect to inaccuracies or breaches of representations or warranties, breaches of covenants, the ownership, operation or use of the transferred assets or the operation of the Manufacturing Business after the closing and certain liabilities assumed by the Company.

The September 2016 Manufacturing APA also contains customary termination rights for both the Company and CCR, including (i) the right of each party to terminate if all transactions contemplated by the September 2016 Manufacturing APA have not closed by December 31, 2017 and (ii) the right of the Company to terminate (subject to certain conditions) if any matters disclosed by amendments or supplements to the disclosure schedules delivered by CCR would (absent such amendments or supplements) cause the applicable closing condition related to the bring-down of the representations and warranties by CCR in the September 2016 Manufacturing APA to no longer be met.

Consummation of the transactions contemplated by the September 2016 Manufacturing APA at each closing thereunder is subject to a number of conditions precedent and future events occurring, including, among others: (i) the absence of any law or governmental order precluding the consummation of the transactions contemplated by the September 2016 Manufacturing APA and the absence of any governmental proceeding seeking such an order, (ii) the receipt of any required governmental consents, (iii) the expiration or termination of any waiting period applicable to the consummation of the transactions contemplated by the September 2016 Manufacturing APA under the Hart-Scott-Rodino Act, if applicable to the transactions, (iv) the receipt and delivery by CCR of certain third party consents, (v) with respect to the initial closing only, agreement upon matters related to the financial methodology underlying certain financial information about the Manufacturing Business, (vi) agreement upon matters related to the age and condition of certain fleet assets included in the September 2016 Manufacturing APA Assets to be transferred at each closing, (vii) the execution of a supply agreement between the Company and CCR pursuant to which the Company will continue to supply to CCR those products manufactured, produced and packaged at the applicable September 2016 Manufacturing APA Facility for CCR prior to the applicable closing, (viii) the Company’s acquisition of the exclusive rights to market, promote, distribute and sell Covered Beverages and Related Products in the principal portions of the September 2016 Distribution APA Territories that are served by the applicable September 2016 Manufacturing APA Facility, (ix) the execution of an Initial RMA (as described below) with respect to the portion of the Manufacturing Business conducted at the applicable September 2016 Manufacturing APA Facility, (x) no material adverse effect shall have occurred with respect to the applicable portion of the Manufacturing Business, (xi) the continued accuracy of the representations and warranties given by CCR and the Company (subject to certain qualifications), and (xii) the execution of certain agreements or other documents with respect to the Manufacturing Business regarding (A) employee matters and (B) transition services to be provided by CCR to the Company (if necessary). There can be no assurances that these future events will occur or that these conditions will be satisfied, or if not satisfied, waived at each closing.

Regional Manufacturing Agreements. It is a condition to each closing under the September 2016 Manufacturing APA that the Company and CCR enter into a regional manufacturing agreement pursuant to which The Coca-Cola Company will grant the Company the rights to manufacture, produce and package Authorized Covered Beverages (as defined in such regional manufacturing agreements) at the applicable September 2016 Manufacturing APA Facilities for distribution by the Company for its own account in accordance with CBAs between the Company, The Coca-Cola Company and CCR and for sale by the Company to certain other U.S. Coca-Cola bottlers and to Coca-Cola North America in accordance with these regional manufacturing agreements.

Each closing under the September 2016 Manufacturing APA is conditioned upon the execution of an initial regional manufacturing agreement (the “Initial RMA”) which is in substantially the same form as the regional manufacturing agreement currently in effect for the regional manufacturing facilities that the Company previously acquired from CCR, a copy of which was filed as Exhibit 10.1 to the May 2016 Form 8-K. Subject to the right of The Coca-Cola Company to terminate the Initial RMA in the event of an uncured default by the Company, the Initial RMA has a term that continues for the duration of the term of the Company’s CBAs with The Coca-Cola Company and CCR. Other than Authorized Covered Beverages, certain cross-licensed brands that the Company is permitted to distribute under its CBAs, and certain other expressly permitted existing cross-licensed brands, the Initial RMA provides that the Company will not manufacture at the September 2016 Manufacturing APA Facilities any Beverages, Beverage Components (as such terms are defined in the Initial RMA) or other beverage products unless otherwise consented to by The Coca-Cola Company. As described above under “Comprehensive Beverage Agreements”, each of the Company’s Initial RMAs with The Coca-Cola Company will convert to a Final RMA in the future pursuant to the terms of such Initial RMAs.

Balance of Proposed Expansion Transactions. The Company is continuing to work towards definitive agreements with The Coca-Cola Company and CCR for the remaining transactions proposed in previously announced letters of intent, including (i) distribution territory expansion transactions and manufacturing facility acquisitions contemplated by the non-binding letter of intent entered into by the Company and The Coca-Cola Company in February 2016, as described in the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2016 and filed as Exhibit 99.2 thereto, including distribution territories in northern Ohio and northern West Virginia and a regional manufacturing facility located in Twinsburg, Ohio and (ii) the exchange of distribution territory in the southern parts of Alabama, Georgia and Mississippi and a manufacturing facility in Mobile, Alabama for distribution territory in parts of Arkansas, southwestern Tennessee and northwestern Mississippi and manufacturing facilities in Memphis, Tennessee and West Memphis, Arkansas, as described in the June 2016 LOI. The Company is also continuing to work towards definitive agreements with Coca-Cola Bottling Company United, Inc. (“United”) for the exchange of distribution territory in south-central Tennessee, northwest Alabama and northwest Florida for distribution territory in and around Spartanburg and Bluffton, South Carolina, as contemplated by the non-binding letter of intent entered into by the Company and United in June 2016 which was described in the June 2016 Form 8-K and filed as Exhibit 99.3 thereto. There is no assurance, however, that the parties will enter into such definitive agreements.

Relationship between the Parties. The business of the Company consists primarily of the production, marketing and distribution of nonalcoholic beverage products of The Coca-Cola Company in the territories the Company currently serves. Accordingly, the Company engages routinely in various transactions with The Coca-Cola Company, CCR and their affiliates. The Coca-Cola Company also owns approximately 34.8% of the outstanding common stock of the Company, which represents approximately 4.9% of the total voting power of the Company’s common stock and class B common stock voting together. The Coca-Cola Company also has a designee serving on the Company’s Board of Directors. For more information about the relationship between the Company and The Coca-Cola Company, see the description thereof included under “Related Person Transactions” in the Company’s Notice of Annual Meeting and Proxy Statement for the Company’s 2016 Annual Meeting of Stockholders filed with the SEC on March 30, 2016.

The September 2016 Distribution APA and the September 2016 Manufacturing APA were entered into following review and approval of such agreements and the terms and conditions of the transactions contemplated therein initially by the Audit Committee of the Company’s Board of Directors and subsequently by the Company’s Board of Directors (with The Coca-Cola Company’s designee not participating or voting).

Description of Agreements and Exhibits are Qualified by Full Text. The foregoing descriptions of the September 2016 Distribution APA and the September 2016 Manufacturing APA are only summaries and are qualified in their entirety by reference to the full text of such agreements and all exhibits thereto, which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Important Warning Regarding the Information in the September 2016 Distribution APA, the September 2016 Manufacturing APA and the Exhibits to These Agreements. The September 2016 Distribution APA and the September 2016 Manufacturing APA, including any exhibits to these agreements, have been included to provide investors with information regarding their terms. There are representations and warranties contained in these agreements which were made by the respective parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of each such agreement and may be subject to important qualifications and limitations agreed to by the respective parties in connection with negotiating their terms (including qualification by disclosures that are not necessarily reflected in these agreements). Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information. In addition, information concerning the subject matter of the representations and warranties may change after the date of each such agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. Investors should read the September 2016 Distribution APA and the September 2016 Manufacturing APA, as well as all exhibits to these agreements, together with the other information concerning the Company, The Coca-Cola Company, CCR and United that each company or its affiliates publicly files in reports and statements with the SEC.

Forward-Looking Statements. This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate,” “believe,” “estimate” and similar words. Except as required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Reports on Form 10-K’s and its Quarterly Reports on Form 10-Q’s on file with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Incorporated By Reference To

2.1+	Distribution Asset Purchase Agreement, dated September 1, 2016, by and between Coca-Cola Refreshments USA, Inc. and Coca-Cola Bottling Co. Consolidated.	Filed herewith.

2.2+	Manufacturing Asset Purchase Agreement, dated September 1, 2016, by and between Coca-Cola Refreshments USA, Inc. and Coca-Cola Bottling Co. Consolidated.	Filed herewith.

99.1	News Release, dated September 1, 2016.	Filed herewith.

+	Certain schedules and similar supporting attachments to the Asset Purchase Agreements have been omitted, and the Company agrees to furnish supplemental copies of any such schedules and similar supporting attachments to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED

Date: September 1, 2016	By:	/s/ Clifford M. Deal, III
Clifford M. Deal, III
Senior Vice President & Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported: September 1, 2016	Commission File No: 0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Description	Incorporated By Reference To

2.1+	Distribution Asset Purchase Agreement, dated September 1, 2016, by and between Coca-Cola Refreshments USA, Inc. and Coca-Cola Bottling Co. Consolidated.	Filed herewith.

2.2+	Manufacturing Asset Purchase Agreement, dated September 1, 2016, by and between Coca-Cola Refreshments USA, Inc. and Coca-Cola Bottling Co. Consolidated.	Filed herewith.

99.1	News Release, dated September 1, 2016.	Filed herewith.

+	Certain schedules and similar supporting attachments to the Asset Purchase Agreements have been omitted, and the Company agrees to furnish supplemental copies of any such schedules and similar supporting attachments to the Securities and Exchange Commission upon request.